UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital

Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 09/30/2016

Item 1 – Report to Stockholders

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.25	5.59
U.S. investment-grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

While the Fund performed above the benchmark index in 2015, its holdings were not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance was the resilience of safe-haven assets as the low/negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. The Fund did rebound in the second half of the reporting period; unfortunately, it was not enough to offset the above mentioned weakness.

•

In sector terms, health care was the prime detractor from relative performance due to weakness amongst biotechnology and pharmaceutical names. An underweight to telecommunication services (best-performing sector for the year) also weighed on returns, as did consumer discretionary, in particular specialty retail and media holdings. An overweight and selection in energy contributed positively to results. Selection in industrials also proved advantageous.

•

In stock specifics, Restoration Hardware Holdings Inc. was the largest individual detractor. Early, the stock was engulfed in a broader re-rate downward of specialty retailers, particularly toward the end of 2015. Later, the company failed to deliver operationally on its modern line launch, which proved highly disappointing to investors. The operational failure was due to the inability of a handful of its vendors to scale their manufacturing capability to meet customer demand. Given the supply chain issues (that will take the course of 2016 to fix) and the uncertain economic environment for high-end consumers, the investment adviser sold the position.

•

Additional detractors included Perrigo Co. PLC, Alliance Data Systems Corp. and Liberty Global PLC. Perrigo’s stock declined in the reporting period amid Mylan’s failed hostile takeover bid for the company, along with missing revenue and earnings over the past four quarters and the resignation of its long-tenured CEO. The weakness in earnings and revenue have come from the Omega division and deterioration in the generics division driven by continued pricing pressure and multiple generic approvals from the FDA that bring more competition to existing generics. Alliance Data

Systems reported an in-line fourth quarter and reiterated 2016 guidance, but the stock sold off largely on macro worries as its guidance included slightly higher credit losses than previously forecasted. Liberty Global shares declined following the Brexit vote. With close to 40% of revenues from the United Kingdom and another 40%-45% from the European Union, the stock is very sensitive to material currency moves such as the ones witnessed at the end of the June quarter.

•

The largest individual contributors over the 12 months were Amazon.com Inc. and Tencent Holdings Ltd. Amazon shares outperformed after the company’s financial results showed both a revenue acceleration and significant margin expansion, resulting in operating profit that substantially beat expectations. Moreover, the company’s fastest-growing business, Amazon Web Services, continued to show strong revenue growth and margin expansion, pointing to a standalone valuation well in excess of 50% of Amazon’s total enterprise value. A dominant platform in China’s social internet, Tencent reported revenue growth and margins that exceeded expectations. In addition, user additions for the company’s mobile social networking platform Weixin accelerated, and its outlook was bullish with respect to mobile games, subscriptions and advertising.

•

Facebook Inc. and Activision Blizzard Inc. also aided relative returns. Facebook delivered a string of impressive earnings reports, wherein the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp). Activision outperformed as the company is benefiting from the multi-year secular shift towards online digital video games.

Describe recent portfolio activity.

•

Due to a combination of trading activity and market movements during the 12-month period, the Fund’s weighting in the energy sector increased, specifically within oil, gas & consumable fuels. Information technology (“IT”) exposure also increased, especially as it relates to semiconductors and IT services. The Fund’s weighting in the financials sector decreased, notably in real estate investment trusts and diversified financial services. Consumer discretionary exposure also declined.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in IT, driven by an emphasis on strong growth companies with attractive relative valuations. Energy and health care were overweights as well. Industrials remained the largest portfolio underweight, followed by consumer staples and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment adviser believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended September 30, 2016
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	8.63%	11.41%	N/A	14.51%	N/A	7.94%	N/A
Investor A	8.45	11.04	5.21%	14.20	12.97%	7.61	7.03%
Investor B	7.91	9.88	5.55	13.03	12.78	6.83	6.83
Investor C	7.99	10.19	9.22	13.28	13.28	6.80	6.80
Class K	8.64	11.50	N/A	14.63	N/A	8.07	N/A
Class R	8.27	10.75	N/A	13.88	N/A	7.28	N/A
Russell 1000® Growth Index	5.22	13.76	N/A	16.60	N/A	8.85	N/A
S&P 500® Index	6.40	15.43	N/A	16.37	N/A	7.24	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,086.30	$4.07	$1,000.00	$1,021.10	$3.94	0.78%
Investor A	$1,000.00	$1,084.50	$5.68	$1,000.00	$1,019.55	$5.50	1.09%
Investor B	$1,000.00	$1,079.10	$10.86	$1,000.00	$1,014.55	$10.53	2.09%
Investor C	$1,000.00	$1,079.90	$9.93	$1,000.00	$1,015.45	$9.62	1.91%
Class K	$1,000.00	$1,086.40	$3.55	$1,000.00	$1,021.60	$3.44	0.68%
Class R	$1,000.00	$1,082.70	$7.13	$1,000.00	$1,018.15	$6.91	1.37%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to June 28, 2010, Class K Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees. On the close of business on August 15, 2016, all of the issued and outstanding BlackRock Shares of the Fund were redesignated as Class K Shares.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assumes reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of the Predecessor Fund, that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on page 5 (which is based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Portfolio Information

As of September 30, 2016

Ten Largest Holdings	Percent of Net Assets

Alphabet, Inc., Class A	8%
Amazon.com, Inc.	7
Facebook, Inc., Class A	5
Visa, Inc., Class A	5
UnitedHealth Group, Inc.	4
Alexion Pharmaceuticals, Inc.	3
Tencent Holdings Ltd.	3
Microsoft Corp.	3
Regeneron Pharmaceuticals, Inc.	3
Anheuser-Busch InBev SA/NV — ADR	3

Sector Allocation	Percent of Net Assets

Information Technology	38%
Consumer Discretionary	20
Health Care	19
Consumer Staples	6
Industrials	5
Energy	4
Materials	2
Financials	2
Telecommunication Services	1
Real Estate	1
Short-Term Securities	4
Liabilities in Excess of Other Assets	(2)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	7

Schedule of Investments September 30, 2016	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.9%
TransDigm Group, Inc. (a)	95,456	$27,598,239
Beverages — 4.9%
Anheuser-Busch InBev SA/NV — ADR	593,898	78,044,136
Constellation Brands, Inc., Class A	433,511	72,175,246

		150,219,382
Biotechnology — 8.0%
Alexion Pharmaceuticals, Inc. (a)	807,859	98,995,042
Biogen, Inc. (a)	98,935	30,969,623
Regeneron Pharmaceuticals, Inc. (a)	203,269	81,718,203
Vertex Pharmaceuticals, Inc. (a)	350,915	30,603,297

		242,286,165
Chemicals — 2.1%
Ecolab, Inc.	201,250	24,496,150
Sherwin-Williams Co.	145,721	40,315,172

		64,811,322
Diversified Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B (a)	439,265	63,460,615
Diversified Telecommunication Services — 1.5%
SBA Communications Corp., Class A (a)	404,007	45,313,425
Electrical Equipment — 1.2%
Acuity Brands, Inc.	134,725	35,648,235
Equity Real Estate Investment Trusts (REITs) — 0.8%
Crown Castle International Corp.	264,745	24,941,626
Food & Staples Retailing — 1.0%
Costco Wholesale Corp.	190,496	29,052,545
Food Products — 0.5%
Mead Johnson Nutrition Co.	206,202	16,292,020
Health Care Equipment & Supplies — 3.4%
Becton Dickinson and Co.	301,201	54,134,856
Boston Scientific Corp. (a)	1,702,396	40,517,025
Intuitive Surgical, Inc. (a)	13,302	9,641,689

		104,293,570
Health Care Providers & Services — 4.1%
UnitedHealth Group, Inc.	890,382	124,653,480
Hotels, Restaurants & Leisure — 2.4%
Chipotle Mexican Grill, Inc. (a)(b)	73,243	31,018,412
Domino’s Pizza, Inc.	169,104	25,678,442
Starbucks Corp.	287,466	15,563,409

		72,260,263
Industrial Conglomerates — 1.1%
Roper Technologies, Inc.	183,052	33,401,498
Internet & Direct Marketing Retail — 13.0%
Amazon.com, Inc. (a)	264,801	221,720,525
Netflix, Inc. (a)	774,953	76,371,618

Common Stocks	Shares	Value
Internet & Direct Marketing Retail (continued)
Priceline Group, Inc. (a)	52,254	$76,891,239
TripAdvisor, Inc. (a)(b)	335,522	21,198,280

		396,181,662
Internet Software & Services — 16.0%
Alphabet, Inc., Class A (a)	291,889	234,696,268
Facebook, Inc., Class A (a)	1,252,242	160,625,081
Tencent Holdings Ltd.	3,359,600	93,403,721

		488,725,070
IT Services — 10.2%
Fiserv, Inc. (a)	221,429	22,025,543
FleetCor Technologies, Inc. (a)	410,506	71,317,207
Global Payments, Inc.	623,324	47,846,350
Vantiv, Inc., Class A (a)	478,134	26,904,600
Visa, Inc., Class A	1,738,648	143,786,190

		311,879,890
Life Sciences Tools & Services — 2.3%
Illumina, Inc. (a)	382,091	69,410,651
Media — 0.8%
Liberty Global PLC, Class A (a)	703,173	24,034,453
Oil, Gas & Consumable Fuels — 3.9%
Concho Resources, Inc. (a)	356,487	48,963,490
EOG Resources, Inc.	305,539	29,548,677
Pioneer Natural Resources Co.	218,007	40,473,000

		118,985,167
Pharmaceuticals — 1.1%
AstraZeneca PLC — ADR (b)	1,040,602	34,194,182
Road & Rail — 1.5%
Norfolk Southern Corp.	477,347	46,331,300
Semiconductors & Semiconductor Equipment — 2.4%
ASML Holding NV	299,009	32,765,406
Broadcom Ltd.	228,771	39,467,573

		72,232,979
Software — 6.7%
Activision Blizzard, Inc.	1,621,078	71,813,755
Microsoft Corp.	1,576,914	90,830,246
salesforce.com, Inc. (a)	596,688	42,561,755

		205,205,756
Specialty Retail — 2.3%
Home Depot, Inc.	552,679	71,118,734
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc.	208,986	23,625,867

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Schedule of Investments (continued)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 1.7%
NIKE, Inc., Class B	999,965	$52,648,157
Total Common Stocks — 96.7%		2,948,806,253

Preferred Stock
Software — 1.5%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (a)(c)	5,093,400	46,757,412
Total Long-Term Investments (Cost — $2,222,130,428) — 98.2%		2,995,563,665

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)(e)	55,871,989	$55,871,989

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)(f)	$63,322	63,321,635
Total Short-Term Securities (Cost — $119,193,624) — 3.9%		119,193,624
Total Investments (Cost — $2,341,324,052) — 102.1%		3,114,757,289
Liabilities in Excess of Other Assets — (2.1)%		(64,471,809)

Net Assets — 100.0%		$3,050,285,480

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $46,757,412 and an original cost of $31,222,542, which was 1.5% of its net assets.

(d)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2015	Net Activity	Shares/Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	138,682,452	(138,682,452)	—	—	$89,347		$838
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	55,871,989	55,871,989	$ 55,871,989	2,916		—
BlackRock Liquidity Series, LLC, Money Market Series	$68,751,240	$(5,429,605)	$63,321,635	63,321,635	201,369	[1]	—
Total				$119,193,624	$293,632		$838

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	9

Schedule of Investments (continued)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$27,598,239	—	—	$27,598,239
Beverages	150,219,382	—	—	150,219,382
Biotechnology	242,286,165	—	—	242,286,165
Chemicals	64,811,322	—	—	64,811,322
Diversified Financial Services	63,460,615	—	—	63,460,615
Diversified Telecommunication Services	45,313,425	—	—	45,313,425
Electrical Equipment	35,648,235	—	—	35,648,235
Equity Real Estate Investment Trusts (REITs)	24,941,626	—	—	24,941,626
Food & Staples Retailing	29,052,545	—	—	29,052,545
Food Products	16,292,020	—	—	16,292,020
Health Care Equipment & Supplies	104,293,570	—	—	104,293,570
Health Care Providers & Services	124,653,480	—	—	124,653,480
Hotels, Restaurants & Leisure	72,260,263	—	—	72,260,263
Industrial Conglomerates	33,401,498	—	—	33,401,498
Internet & Direct Marketing Retail	396,181,662	—	—	396,181,662
Internet Software & Services	395,321,349	$93,403,721	—	488,725,070
IT Services	311,879,890	—	—	311,879,890
Life Sciences Tools & Services	69,410,651	—	—	69,410,651
Media	24,034,453	—	—	24,034,453
Oil, Gas & Consumable Fuels	118,985,167	—	—	118,985,167
Pharmaceuticals	34,194,182	—	—	34,194,182
Road & Rail	46,331,300	—	—	46,331,300
Semiconductors & Semiconductor Equipment	72,232,979	—	—	72,232,979
Software	205,205,756	—	—	205,205,756
Specialty Retail	71,118,734	—	—	71,118,734
Technology Hardware, Storage & Peripherals	23,625,867	—	—	23,625,867
Textiles, Apparel & Luxury Goods	52,648,157	—	—	52,648,157
Preferred Stock:
Software	—	—	$46,757,412	46,757,412
Short-Term Securities	55,871,989	63,321,635	—	119,193,624

Total	$2,911,274,521	$156,725,356	$46,757,412	$3,114,757,289

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, collateral on securities loaned at value of $63,321,635 is categorized as Level 2 within the disclosure hierarchy.

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening balance, as of September 30, 2015	$54,499,380
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)[1,2]	(7,741,968)
Purchases	—
Sales	—

Closing Balance, as of September 30, 2016	$46,757,412

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$(7,741,968)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation methodologies used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Methodologies	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks	$46,757,412	Market Approach	Revenue Multiple[1]	11.50	x
			Revenue Growth Rate[1]	84.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	11

Statement of Assets and Liabilities

September 30, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $61,951,702) (cost — $2,222,130,428)	$2,995,563,665
Investments at value — affiliated (cost — $119,193,624)	119,193,624
Receivables:
Investments sold	26,469,056
Securities lending income — affiliated	19,233
Capital shares sold	1,591,001
Dividends — affiliated	2,313
Dividends — unaffiliated	326,491
Prepaid expenses	95,474

Total assets	3,143,260,857

Liabilities
Cash collateral on securities loaned at value	63,321,635
Payables:
Investments purchased	18,105,496
Capital shares redeemed	7,883,908
Investment advisory fees	1,546,037
Officer’s and Directors’ fees	19,902
Other accrued expenses	1,267,423
Other affiliates	66,717
Service and distribution fees	764,259

Total liabilities	92,975,377

Net Assets	$3,050,285,480

Net Assets Consist of
Paid-in capital	$2,189,065,515
Accumulated net investment loss	(10,706,496)
Accumulated net realized gain	98,493,224
Net unrealized appreciation (depreciation)	773,433,237

Net Assets	$3,050,285,480

Net Asset Value
Institutional — Based on net assets of $524,491,923 and 20,839,875 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$25.17

Investor A — Based on net assets of $1,521,267,058 and 64,383,133 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$23.63

Investor B — Based on net assets of $2,088,785 and 114,182 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$18.29

Investor C — Based on net assets of $515,153,641 and 27,820,538 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$18.52

Class K1 — Based on net assets of $411,146,287 and 16,271,325 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$25.27

Class R — Based on net assets of $76,137,786 and 3,750,512 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$20.30

[1]	On the close of business on August 15, 2016, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Statement of Operations

Year Ended September 30, 2016

Investment Income
Dividends — affiliated	$92,263
Dividends — unaffiliated	21,084,465
Securities lending — affiliated — net	201,369
Foreign taxes withheld	(381,723)

Total income	20,996,374

Expenses
Investment advisory	19,702,997
Service and distribution — class specific	9,685,432
Transfer agent — class specific	4,773,406
Accounting services	472,034
Custodian	266,470
Professional	162,316
Registration	134,282
Printing	88,909
Miscellaneous	79,043
Officer and Directors	66,409

Total expenses	35,431,298
Less fees waived by the Manager	(23,249)

Total expenses after fees waived	35,408,049

Net investment loss	(14,411,675)

Realized and Unrealized Gain
Net realized gain from:
Investments	142,478,678
Capital gain distributions received from affiliated investment companies	838
Foreign currency transactions	3,083

142,482,599

Net change in unrealized appreciation (depreciation) on investments	203,332,166

Net realized and unrealized gain	345,814,765

Net Increase in Net Assets Resulting from Operations	$331,403,090

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	13

Statements of Changes in Net Assets

	Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment loss	$(14,411,675)	$(17,567,705)
Net realized gain	142,482,599	332,579,018
Net change in unrealized appreciation (depreciation)	203,332,166	(132,309,284)

Net increase in net assets resulting from operations	331,403,090	182,702,029

Distributions to Shareholders[1]
From net realized gain:
Institutional	(65,022,644)	(149,440,525)
Investor A	(165,189,442)	(332,730,711)
Investor B	(545,105)	(3,448,082)
Investor C	(74,938,970)	(140,999,089)
Class K2	(41,266,118)	(82,790,392)
Class R	(9,237,383)	(17,147,448)

Decrease in net assets resulting from distributions to shareholders	(356,199,662)	(726,556,247)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(152,910,600)	36,917,148

Net Assets
Total decrease in net assets	(177,707,172)	(506,937,070)
Beginning of year	3,227,992,652	3,734,929,722

End of year	$3,050,285,480	$3,227,992,652

Accumulated net investment loss, end of year	$(10,706,496)	$(7,784,335)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

[2]	On the close of business on August 15, 2016, the Fund’s BlackRock Shares were redesignated as Class K Shares.

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$24.97	$29.34	$29.39	$25.06	$20.24

Net investment income (loss)[1]	(0.03)	(0.04)	(0.02)	0.13	0.11
Net realized and unrealized gain	2.81	1.31	4.23	4.35	4.71

Net increase from investment operations	2.78	1.27	4.21	4.48	4.82

Distributions:[2]
From net investment income	—	—	—	(0.15)	—
From net realized gain	(2.58)	(5.64)	(4.26)	—	—

Total distributions	(2.58)	(5.64)	(4.26)	(0.15)	—

Net asset value, end of year	$25.17	$24.97	$29.34	$29.39	$25.06

Total Return[3]
Based on net asset value	11.41%	4.61%	15.60%	17.99%	23.81%

Ratios to Average Net Assets
Total expenses	0.77%	0.79%	0.79%	0.83%	0.84%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.77%	0.79%	0.79%	0.83%	0.84%

Net investment income (loss)	(0.11)%	(0.16)%	(0.06)%	0.51%	0.48%

Supplemental Data
Net assets, end of year (000)	$524,492	$638,860	$878,301	$1,043,889	$1,514,881

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	15

Financial Highlights (continued)

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$23.66	$28.08	$28.31	$24.11	$19.51

Net investment income (loss)[1]	(0.10)	(0.11)	(0.09)	0.04	0.05
Net realized and unrealized gain	2.65	1.26	4.06	4.21	4.55

Net increase from investment operations	2.55	1.15	3.97	4.25	4.60

Distributions:[2]
From net investment income	—	—	—	(0.05)	—
From net realized gain	(2.58)	(5.57)	(4.20)	—	—

Total distributions	(2.58)	(5.57)	(4.20)	(0.05)	—

Net asset value, end of year	$23.63	$23.66	$28.08	$28.31	$24.11

Total Return[3]
Based on net asset value	11.04%	4.35%	15.29%	17.67%	23.58%

Ratios to Average Net Assets
Total expenses	1.08%	1.07%	1.07%	1.09%	1.09%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.08%	1.06%	1.07%	1.09%	1.09%

Net investment income (loss)	(0.42)%	(0.44)%	(0.33)%	0.14%	0.23%

Supplemental Data
Net assets, end of year (000)	$1,521,267	$1,532,090	$1,729,475	$1,845,224	$2,085,079

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$19.03	$23.55	$24.40	$20.95	$17.13

Net investment loss[1]	(0.27)	(0.30)	(0.32)	(0.17)	(0.14)
Net realized and unrealized gain	2.11	1.04	3.47	3.62	3.96

Net increase from investment operations	1.84	0.74	3.15	3.45	3.82

Distributions from net realized gain[2]	(2.58)	(5.26)	(4.00)	—	—

Net asset value, end of year	$18.29	$19.03	$23.55	$24.40	$20.95

Total Return[3]
Based on net asset value	9.88%	3.26%	14.15%	16.47%	22.30%

Ratios to Average Net Assets
Total expenses	2.16%	2.04%	2.10%	2.16%	2.04%

Total expenses after fees waived, and/or reimbursed and paid indirectly	2.16%	2.04%	2.10%	2.16%	2.04%

Net investment loss	(1.49)%	(1.45)%	(1.37)%	(0.79)%	(0.72)%

Supplemental Data
Net assets, end of year (000)	$2,089	$4,616	$16,844	$26,552	$60,559

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	17

Financial Highlights (continued)

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$19.19	$23.81	$24.64	$21.11	$17.23

Net investment loss[1]	(0.22)	(0.26)	(0.26)	(0.15)	(0.12)
Net realized and unrealized gain	2.13	1.06	3.49	3.68	4.00

Net increase from investment operations	1.91	0.80	3.23	3.53	3.88

Distributions from net realized gain[2]	(2.58)	(5.42)	(4.06)	—	—

Net asset value, end of year	$18.52	$19.19	$23.81	$24.64	$21.11

Total Return[3]
Based on net asset value	10.19%	3.47%	14.39%	16.72%	22.52%

Ratios to Average Net Assets
Total expenses	1.89%	1.86%	1.86%	1.90%	1.92%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.89%	1.86%	1.86%	1.90%	1.92%

Net investment loss	(1.23)%	(1.23)%	(1.12)%	(0.68)%	(0.60)%

Supplemental Data
Net assets, end of year (000)	$515,154	$573,035	$634,176	$613,338	$586,862

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Financial Highlights (continued)

	Class K1
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$25.04	$29.40	$29.44	$25.11	$20.25

Net investment income (loss)[2]	(0.00)[3]	(0.01)	0.00 [4]	0.16	0.14
Net realized and unrealized gain	2.81	1.31	4.24	4.35	4.72

Net increase from investment operations	2.81	1.30	4.24	4.51	4.86

Distributions:[5]
From net investment income	—	—	—	(0.18)	—
From net realized gain	(2.58)	(5.66)	(4.28)	—	—

Total distributions	(2.58)	(5.66)	(4.28)	(0.18)	—

Net asset value, end of year	$25.27	$25.04	$29.40	$29.44	$25.11

Total Return[6]
Based on net asset value	11.50%	4.74%	15.70%	18.12%	24.00%

Ratios to Average Net Assets
Total expenses	0.67%	0.68%	0.76%	0.79%	0.77%

Total expenses after fees waived, and/or reimbursed and paid indirectly	0.66%	0.67%	0.72%	0.72%	0.72%

Net investment income (loss)	(0.00)%[7]	(0.04)%	0.01%	0.63%	0.60%

Supplemental Data
Net assets, end of year (000)	$411,146	$406,665	$395,387	$523,231	$1,010,259

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	On the close of business on August 15, 2016, the Fund’s BlackRock Shares were redesignated as Class K Shares.

[2]	Based on average shares outstanding.

[3]	Amount is greater than $(0.005) per share.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Amount is greater than (0.005)%.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	19

Financial Highlights (concluded)

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$20.71	$25.25	$25.86	$22.03	$17.88

Net investment loss[1]	(0.13)	(0.16)	(0.15)	(0.03)	(0.01)
Net realized and unrealized gain	2.30	1.13	3.68	3.86	4.16

Net increase from investment operations	2.17	0.97	3.53	3.83	4.15

Distributions from net realized gain[2]	(2.58)	(5.51)	(4.14)	—	—

Net asset value, end of year	$20.30	$20.71	$25.25	$25.86	$22.03

Total Return[3]
Based on net asset value	10.75%	4.07%	14.96%	17.39%	23.21%

Ratios to Average Net Assets
Total expenses	1.35%	1.32%	1.33%	1.38%	1.39%

Total expenses after fees waived, and/or reimbursed and paid indirectly	1.34%	1.32%	1.33%	1.38%	1.39%

Net investment loss	(0.69)%	(0.70)%	(0.59)%	(0.13)%	(0.07)%

Supplemental Data
Net assets, end of year (000)	$76,138	$72,727	$80,747	$93,218	$116,598

Portfolio turnover rate	78%	77%	100%	134%	77%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	21

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of the date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	23

Notes to Financial Statements (continued)

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	$6,900,600	$(6,900,600)	—
JP Morgan Securities LLC	46,448,123	(46,448,123)	—
State Street Bank & Trust Co	8,602,979	(8,602,979)	—

Total	$61,951,702	$(61,951,702)	—

[1]

Cash collateral with a value of $63,321,635 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater than $7.5 Billion	0.550%

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Distribution Fee	—	0.75%	0.75%	0.25%
Service Fee	0.25%	0.25%	0.25%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$3,822,679	$ 32,644	$5,449,341	$380,768	$9,685,432

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Investor A	Class K	Total
$342	$4,849	$5,191

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	25

Notes to Financial Statements (continued)

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$ 2,567	$ 67,869	$ 1,629	$ 10,602	$ 3,179	$ 513	$86,359

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$ 706,018	$2,626,489	$ 16,271	$1,261,192	$22,147	$141,289	$4,773,406

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $76,605.

 For the year ended September 30, 2016, affiliates received CDSCs as follows:

Investor A	$12,658
Investor B	$43
Investor C	$38,150

Expense Limitations and Waivers: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Investor C	1.94%
Class K	0.72%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to February 1, 2026, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2016, there were no fees waived and/or reimbursed by the Manager.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended September, 30, 2016, the amount waived was $23,249.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by the Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended September 30, 2016, the Fund paid BIM $67,946 for securities lending agent services.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments and excluding short-term securities, were $2,470,552,238 and $2,936,471,475, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, a net operating loss and distributions received from a regulated investment company were reclassified to the following accounts:

Paid-in capital	$(11,485,593)
Accumulated net investment loss	$11,489,514
Accumulated net realized gain	$(3,921)

The tax character of distributions paid was as follows:

	9/30/16	9/30/15
Ordinary income	—	$210,640,394
Long-term capital gains	$356,199,662	515,915,853

Total	$356,199,662	$726,556,247

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$112,052,594
Net unrealized gains[1]	759,873,867
Qualified late-year losses[2]	(10,706,496)

Total	$861,219,965

[1]The	difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales.

[2]The	Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	27

Notes to Financial Statements (continued)

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,354,883,422

Gross unrealized appreciation	$767,602,674
Gross unrealized depreciation	(7,728,807)

Net unrealized appreciation	$759,873,867

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,590,616	$134,137,586	6,471,043	$173,108,324
Shares issued in reinvestment of distributions	2,267,570	55,578,153	5,449,774	134,119,071
Shares redeemed	(12,599,057)	(302,474,929)	(16,272,231)	(444,798,693)

Net decrease	(4,740,871)	$(112,759,190)	(4,351,414)	$(137,571,298)

Investor A
Shares sold and automatic conversion of shares	7,805,063	$175,180,567	7,617,993	$194,409,300
Shares issued in reinvestment of distributions	6,703,432	154,647,607	13,221,436	308,986,498
Shares redeemed	(14,885,070)	(337,209,305)	(17,661,943)	(450,825,381)

Net increase (decrease)	(376,575)	$(7,381,131)	3,177,486	$52,570,417

Investor B
Shares sold	2,983	$49,747	26,084	$554,292
Shares issued in reinvestment of distributions	26,992	486,129	169,681	3,215,449
Shares redeemed and automatic conversion of shares	(158,291)	(2,795,084)	(668,591)	(13,858,029)

Net decrease	(128,316)	$(2,259,208)	(472,826)	$(10,088,288)

Investor C
Shares sold	3,621,953	$65,243,387	4,200,893	$87,774,694
Shares issued in reinvestment of distributions	3,759,289	68,419,060	6,675,683	127,373,031
Shares redeemed	(9,415,285)	(168,621,936)	(7,656,645)	(160,457,074)

Net increase (decrease)	(2,034,043)	$(34,959,489)	3,219,931	$54,690,651

Class K1
Shares sold	2,042,984	$50,475,540	4,656,919	$128,705,484
Shares issued in reinvestment of distributions	1,630,776	40,100,776	3,252,508	80,174,309
Shares redeemed	(3,643,756)	(91,081,553)	(5,117,198)	(137,345,394)

Net increase (decrease)	30,004	$(505,237)	2,792,229	$71,534,399

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	29

Notes to Financial Statements (concluded)

Class R
Shares sold	1,238,661	$24,179,468	1,001,682	$22,446,736
Shares issued in reinvestment of distributions	464,485	9,229,329	835,638	17,130,565
Shares redeemed	(1,464,421)	(28,455,142)	(1,522,920)	(33,796,034)

Net increase	238,725	$4,953,655	314,400	$5,781,267

Total Net Increase (Decrease)	(7,011,076)	$(152,910,600)	4,679,806	$36,917,148

1 On the close of business on August 15, 2016, the Fund’s BlackRock Shares were redesignated as Class K Shares.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Capital Appreciation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the BlackRock Capital Appreciation Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Appreciation Fund, Inc. as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the Fund distributed long-term capital gains of $2.579286 per share to shareholders of record on December 8, 2015.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	31

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Capital Appreciation Fund, Inc. (the “Fund”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1;

1	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

32	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

(b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	33

Disclosure of Investment Advisory Agreement (continued)

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, third, and fourth quartiles, respectively, against its Broadridge Performance Universe. The Board noted the Fund’s improved performance during the one-year period. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the three- and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high

34	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (concluded)

quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	35

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan, plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

36	BLACKROCK CAPITAL APPRECIATION FUND, INC	SEPTEMBER 30, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors (concluded)
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK CAPITAL APPRECIATION FUND, INC	SEPTEMBER 30, 2016	37

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3] Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4] Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Fund based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

38	BLACKROCK CAPITAL APPRECIATION FUND, INC	SEPTEMBER 30, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past 5 Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling 1 (800) 441-7762.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Fund, effective July 28, 2016.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund, effective November 4, 2016.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

BLACKROCK CAPITAL APPRECIATION FUND, INC	SEPTEMBER 30, 2016	39

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	SEPTEMBER 30, 2016	41

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-9/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$40,263	$40,263	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Capital Appreciation Fund, Inc.	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: December 2, 2016